UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

March 10, 2015

Date of Report (Date of Earliest Event Reported)

PACWEST BANCORP

(Exact Name of Registrant as Specified in Charter)

DELAWARE	00-30747	33-0885320
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Blvd., Suite 1640

Los Angeles, California 90067

(Address of Principal Executive Offices)(Zip Code)

(310) 286-1144

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure

Victor R. Santoro, executive vice president and chief financial officer of PacWest Bancorp, will make presentations to current and potential investors in Phoenix, Arizona, on March 11, 2015, at the Sandler O’Neill West Coast Financial Services Conference. A copy of the presentation materials is attached as Exhibit 99.1 of this Form 8-K. The presentation will also be available on PacWest’s website at www.pacwestbancorp.com under the section entitled “Presentations”.

Item 8.01                                           Other Events

On March 2, 2015, PacWest Bancorp (“PacWest”) and Square 1 Financial, Inc. (“Square 1”) issued a joint press release announcing the execution of an Agreement and Plan of Merger, dated March 1, 2015, by and between PacWest and

Square 1, pursuant to which PacWest and Square 1 will merge (“the Merger”), subject to the terms and conditions set forth therein.

PacWest will be providing supplemental information regarding the Merger in connection with presentations to current and potential investors. The slides to be used in connection with these investor presentations are attached hereto as Exhibit 99.1.

Item 9.01                                           Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
99.1	Copy of presentation PacWest Bancorp intends to provide to current and prospective investors on March 11, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACWEST BANCORP

Date: March 10, 2015	By:	/s/ Lynn M. Hopkins
		Name:	Lynn M. Hopkins
		Title:	Executive Vice President